Exhibit 10.1
AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of September 13, 2012 is among Energy Transfer Equity, L.P., a Delaware limited partnership (the “Borrower”), the Restricted Persons party hereto, the several banks and other financial institutions signatories hereto (the “Lenders”), and Credit Suisse AG, as Administrative Agent for the Lenders (the “Administrative Agent”).
RECITALS
A.    The Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of March 26, 2012 (as amended, modified or supplemented prior to the date hereof, the “Existing Credit Agreement”).
B.    The Borrower has requested that the Existing Credit Agreement be amended in the manner set forth herein (the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 3 hereof.
C.    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Administrative Agent and the Majority Lenders agree as follows:
1.    Amendments to Existing Credit Agreement as of the Amendment Effective Date. The Existing Credit Agreement is amended, as of the Amendment Effective Date (as defined below), as follows:
1.1    Amendments to Section 1.01 (Defined Terms).
(a)    The following definition is added in the appropriate alphabetical order:
“Sunoco Transaction” means the transactions contemplated by (a) that certain Agreement and Plan of Merger dated as of April 29, 2012 and amended by Amendment No. 1 thereto dated as of June 15, 2012, and as further amended, restated, supplemented or otherwise modified from time to time, by and among Sunoco, Inc., ETP, ETP GP, Sam Acquisition Corporation, and, for certain limited purposes set forth therein, the Borrower, and (b) all other agreements entered into in connection with the foregoing.
(b)    The definition of “SUG Holdco” is hereby amended and restated as follows:
“SUG Holdco” means ETE Sigma Holdco, LLC, a Delaware limited liability company.
(c)    The definition of “Unrestricted Persons” is hereby amended to include, as Unrestricted Persons, ETP Holdco Corporation, a Delaware corporation, ETE Holdco Corporation, a Delaware corporation, and each of their respective subsidiaries.
1.2    Amendment to Section 7.04(d). Section 7.04(d) of the Existing Credit Agreement is hereby amended by adding “(i)” to the beginning of such clause (d), deleting the semicolon at the end of such clause, and adding the following language to the end of such clause:
, (ii) ETP GP may relinquish incentive distribution rights in connection with the Sunoco Transaction, in the amounts contemplated by the Sunoco Transaction as of the Amendment Effective Date and (iii) the Borrower or any Restricted Subsidiary may relinquish incentive distribution rights in connection with any other transaction so long as the Borrower has delivered a certificate of its Chief Financial Officer certifying that, for all Applicable Test Periods, Pro Forma Consolidated EBITDA of the Borrower (as defined below) would not be (or is not expected to be) less than Consolidated EBITDA of the Borrower without giving effect to such transaction and relinquishment.   For purposes of the test in clause (iii), (w) “Pro Forma Consolidated EBITDA of the Borrower” shall mean Consolidated EBITDA of the Borrower, calculated giving pro forma effect to such transaction and the associated relinquishment as contemplated by the definition of Consolidated EBITDA of the Borrower as reasonably determined by the Borrower; (x) “Applicable Test Period” shall mean the four Fiscal Quarter period most recently ending prior to such transaction for which financial statements contemplated by Section 6.02(b) are available to the Borrower, and each succeeding non-overlapping four Fiscal Quarter period during which an amount is being relinquished pursuant to such relinquishment; (y) calculations made with respect to such succeeding periods may be based on projected Pro Forma Consolidated EBITDA of the Borrower and projected Consolidated EBITDA of the Borrower, as reasonably determined by the Borrower acting in good faith and (z) the Borrower may deliver one or more additional such certificates for a given transaction at any time if a given relinquishment is subsequently increased, extended or otherwise modified.
2.    Additional Amendments to Existing Credit Agreement after the Amendment Effective Date. The Existing Credit Agreement shall be amended, effective as of the last day of the first full Fiscal Quarter occurring after the consummation of the Sunoco Transaction, as follows:
2.1    Amendments to Section 1.01 (Defined Terms).
(a)    The definition of “Consolidated EBITDA of the Borrower” shall be amended and restated as follows:
“Consolidated EBITDA of the Borrower” means, for any period of four Fiscal Quarters, the sum of (without duplication):
(a)    four times the amount of cash distributions payable with respect to the last Fiscal Quarter in such period by an MLP or any other Person (unless either (i) such Person is a Restricted Subsidiary or (ii) such Person is a Wholly Owned Subsidiary of the Borrower that is an Unrestricted Person and such distributions are funded, directly or indirectly, with substantially contemporaneous Investments by the Borrower or a Restricted Person) to the Borrower or its Restricted Subsidiaries in respect of limited partnership units in such MLP or Equity Interests in such a Person, to the extent actually received on or prior to the date the financial statements with respect to such Fiscal Quarter referred to in Section 6.02 are required to be delivered by the Borrower; provided that if the Borrower has acquired or disposed of any limited partnership units in such MLP or the Borrower or any of its subsidiaries has made a Specified Acquisition or Specified Disposition at any time after the first day of such Fiscal Quarter, the determinations in this clause (a) shall be made giving pro forma effect to such acquisition or disposition as if such acquisition or disposition had occurred on the first day of the Fiscal Quarter; plus
(b)    four times the amount of cash distributions payable with respect to the last Fiscal Quarter in such period by an MLP to the Borrower or its Restricted Subsidiaries in respect of the general partnership interests or incentive distribution rights to the extent actually received on or prior to the date the financial statements with respect to such Fiscal Quarter referred to in Section 6.02 are required to be delivered by the Borrower; provided that if the Borrower has acquired or disposed of any general partnership interests or incentive distribution rights in an MLP at any time after the first day of such Fiscal Quarter, the determinations in this clause (b) shall be made giving pro forma effect to such acquisition or disposition as if such acquisition or disposition had occurred on the first day of the Fiscal Quarter; plus
(c)    Consolidated Net Income of the Borrower and its Restricted Subsidiaries for such four Fiscal Quarter period, plus, but without duplication, (i) each of the following to the extent deducted in determining such Consolidated Net Income (A) all Consolidated Interest Expense, (B)

all income taxes (including any franchise taxes to the extent based upon net income), (C) all depreciation and amortization (including amortization of intangible assets), (D) Prepayment Hedge Termination Expenses to the extent not included in Consolidated Interest Expense, (E) any other non-cash charges or losses (including any non-cash losses resulting from the impairment of long-lived assets, goodwill or intangible assets), and (F) any fees, expenses or charges relating to any offering of Equity Interests, any Investment, acquisition or Indebtedness permitted to be incurred hereunder (in each case whether or not successful) minus (ii) each of the following (A) all non-cash items of income or gain which were included in determining such Consolidated Net Income, and (B) any cash payments made during such period in respect of items described in clause (i)(E) of this clause (c) subsequent to the Fiscal Quarter in which the relevant non-cash charges or losses were reflected as a charge in the statement of Consolidated Net Income; provided that if the Borrower or its Restricted Subsidiaries has made a Specified Acquisition or Specified Disposition at any time after the first day of such four Fiscal Quarter period, the determinations in this clause (c) shall be made giving pro forma effect to such acquisition or disposition as if such acquisition or disposition had occurred on the first day of such four Fiscal Quarter period. For the avoidance of doubt, the determinations in this clause (c) shall not include Consolidated Net Income attributable to distributions that are otherwise part of the calculation of Consolidated EBITDA of the Borrower pursuant to clause (a) or (b) above.
(b)    The defined term “Consolidated EBITDA of SUG” shall be deleted in its entirety.
(c)    The defined term “SUG Pro Forma Cash Distributions” shall be deleted in its entirety.
(d)    The definition of “Value” shall be amended and restated as follows:
“Value” means as of any date of determination (i) the combined market value of limited partnership units of each MLP held by the Borrower as determined by reference to the price of the common units of such MLP as quoted on the New York Stock Exchange at the close of business on the date of determination plus (ii) 20 times Consolidated EBITDA of the Borrower derived from the general partnership interests and incentive distribution rights under the Agreement of Limited Partnership of such MLP as in effect from time to time (other than expenses relating to the Borrower) for the four Fiscal Quarter period most recently ended prior to the date of determination as set forth in clause (b) of the definition of “Consolidated EBITDA of the Borrower” plus (iii) 12.5 times Consolidated EBITDA of the Borrower derived from any Person other than an MLP for the four Fiscal Quarter period most recently ended prior to the date of determination as set forth in clause (a) of the definition of “Consolidated EBITDA of the Borrower.”
3.    Amendment Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    the Administrative Agent shall have received:
(i)    an original counterpart of this Amendment, duly executed by the Borrower, the Administrative Agent, each Restricted Person and the Majority Lenders; and
(ii)    a certificate signed by a Responsible Officer of the Borrower certifying that the representations and warranties of the Borrower set forth in Section 5 of this Amendment shall be true and correct; and
(b)    the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced at least one (1) day prior to the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the Amendment Effective Date (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

The date on which such conditions have been satisfied (or waived) is referred to herein as the “Amendment Effective Date”.
4.    Defined Terms. Each capitalized term not defined in this Amendment shall have the definition ascribed such term in the Existing Credit Agreement.
5.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:
(a)    This Amendment has been duly authorized by all necessary limited partnership action and constitutes the binding obligation of the Borrower.
(b)     After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(c)    The representations and warranties of the Borrower set forth in the Credit Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date, both before and after giving effect to this Amendment, provided, however, for purposes of this Section 5(c), (i) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct as of such earlier date, and (ii) the representations and warranties contained in Section 5.06(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.02 of the Credit Agreement.

6.    Confirmation of Loan Documents.    By its execution on the respective signature lines provided below, as of the Amendment Effective Date, each of the Restricted Persons hereby confirms and ratifies all of its obligations and the Liens granted by it under the Loan Documents (in each case, as amended hereby as of such date) to which it is a party, represents and warrants that the representations and warranties set forth in such Loan Documents are complete and correct in all material respects on the date hereof as if made on and as of such date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be complete and correct in all material respects as of such specified earlier date and confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby as of such date without impairing any such obligations or Liens in any respect.

7.    Effect of Amendment. On and after the Amendment Effective Date, each reference to the Existing Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement, as amended by this Amendment. On and after the Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement.

8.    Confidentiality. The parties hereto agree that all information received from the Borrower or any Subsidiary in connection with this Amendment shall be deemed to constitute Information, for purposes of Section 10.07 of the Credit Agreement, regardless of whether such information was clearly identified at the time of delivery as confidential.

9.    Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.

10.    References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.

11.    Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.
12.    Governing Law. This Amendment is governed by and will be construed in accordance with the law of the State of New York.
13.    Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
BORROWER:

ENERGY TRANSFER EQUITY, L.P., on behalf of itself and as
the sole member of ETE GP ACQUIRER LLC,
the sole member of ETE SERVICES COMPANY, LLC,
the sole member of ETE NEWCO 1 LLC, on behalf of itself and as the sole member of ETE NEWCO 2 LLC, on behalf of itself and as the sole member of ETE NEWCO 3 LLC, on behalf of itself and as the sole member of ETE NEWCO 4 LLC, on behalf of itself and as the sole member of ETE NEWCO 5 LLC, on behalf of itself and as the sole member of ETE NEWCO 6 LLC, on behalf of itself and as the sole member of ETE NEWCO 7 LLC, on behalf of itself and as the sole member of ETE NEWCO 8 LLC, on behalf of itself and as the sole member of ETE NEWCO 9 LLC, on behalf of itself and as the sole member of ETE NEWCO 10 LLC
By: LE GP, LLC, its general partner
By:   /s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

ENERGY TRANSFER PARTNERS, L.L.C.

By:   /s/ Martin Salinas Jr.
Martin Salinas Jr.
Chief Financial Officer

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

REGENCY GP LLC, on behalf of itself and as
a member of REGENCY EMPLOYEES MANAGEMENT LLC,
the general partner of REGENCY GP LP, as
the sole member of REGENCY EMPLOYEES MANAGEMENT HOLDINGS LLC, on behalf of itself and as a member of REGENCY EMPLOYEES MANAGEMENT LLC

By:   /s/ Michael J. Bradley
Michael J. Bradley
President and Chief Executive Officer

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and a Lender
By:   /s/ Doreen Barr
Name: Doreen Barr
Title: Director
By:   /s/ Michael Spaight
Name: Michael Spaight
Title: Associate

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender
By:   /s/ William Jones
Name: William Jones
Title: Vice President

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender
By:   /s/ Joseph Scott
Name: Joseph Scott
Title: Director

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

SUNTRUST BANK, N.A., as a Lender
By:   /s/ Carmen Malizia
Name: Carmen Malizia
Title: Vice President

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:   /s/ Ming K Chu
Name: Ming K Chu
Title: Vice President

By:   /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

CITICORP NORTH AMERICA, INC., as a Lender
By:   /s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:   /s/ John G. Murray
Name: John G. Murray
Title: Senior Vice President

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement